MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Aug-97
Reporting Month:  July

          Class
          Interest     Beginning         Interest      Interest     Principal     Total         Applied Ending
Class     Rate         Balance           Accrual       Payment      Payment       Distribution  Losses  Balance
Merit4 A1  6.148440%   $156,867,577.55   $803,742.41   $803,742.41  $4,827,571.02 $5,631,313.43 $0.00   $152,040,006.53
Merit4 A2 15.000000%    $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                       $199,440,577.55 $1,335,904.91 $1,335,904.91  $4,827,571.02 $6,163,475.93 $0.00   $194,613,006.53

Class              CUSIP     Priority     Principal Type    Interest Type
Merit4 A1          589962AJ8 Senior       Sequential        Floater
Merit4 A2          589962AK5 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Aug-97
Reporting Month:  July

                                                           Interest     Interest    Principal
          Original        Original  Integral     Record    Accrual      Payment     Payment        Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor      Factor         Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    31-Jul-97  2.45852933   2.45852933 14.76682680    $152,040,006.53 0.46506793
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    31-Jul-97 12.50000000  12.50000000  0.00000000     $42,573,000.00 1.00000000

          $369,493,000.00                                                                          $194,613,006.53

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                            $0.00

Deposits                                                                  Withdrawals

Interest Net of Servicing Fee                        $1,522,764.29        Interest Payments             $1,335,904.91
Principal                                            $4,827,571.02        Principal Payments            $4,827,571.02
Deposits From Discount Principle Reserve Fund           $43,082.22        Surplus                         $157,667.43
Other Deposits                                               $0.00        FSA Fee                          $29,191.95
                                                                          Discount Principal Reserve       $43,082.22

Total Deposit                                        $6,393,417.53        Total Withdrawals             $6,393,417.53

                                                                          Ending Balance                        $0.00

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses(1)   Insured Balance Ending Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.83% $14,622,866.64 $0.00       $578,283.45 $208,767,085.03 6.78% $14,154,077.84

                                    Beginning Current    Withdrawal Ending
                                    Balance   Deposits   for Losses DPR Balance
Discount Principal Reserve Account  $0.00     $43,082.22 $43,082.22 $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 39.08% $2,987,981.88 $0.00       $0.00  $7,370,477.02   40.54% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                    $157,667.43

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                68         $11,377,448             5.45%
60+ Days                26          $4,772,573             2.29%
90+ Days                42          $7,655,554             3.67%
Foreclosure             25          $3,888,274             1.86%
REO                     24          $5,142,567             2.46%

Totals                 185         $32,836,416            15.73%


Advances on Delinquencies                                      $278,529.38
Non-Recoverable Advances on Delinquencies                            $0.00


(1) Adjustments and Losses are first charged/credited to Discount Principal Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principal would otherwise be less than $0.00